SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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              Date of report (Date of earliest event reported): March 25, 2004
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                           THE STRIDE RITE CORPORATION
             (Exact name of registrant as specified in its charter)


        Massachusetts                1-4404                    04-1399290
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 (State or other jurisdiction  (Commission File Number)    (IRS Employer
  of incorporation)                                         Identification No.)



        191 Spring Street, P.O. Box 9191, Lexington, Massachusetts 02420
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              (Address of principal executive offices)        (Zip code)


                             (617) 824-6000
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             (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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Item 7.       Financial Statements and Exhibits.

(c)   Exhibits

Exhibit
Number    Title

99.1      Press Release of The Stride Rite Corporation issued on March 25, 2004


Item 9.  Regulation FD Disclosure

The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

On March 25, 2004, The Stride Rite Corporation issued a press release reporting its earnings for the quarter ended February 27, 2004. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and hereby incorporated by reference.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended.


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                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    THE STRIDE RITE CORPORATION



Date: March 25, 2004                      By:   /s/ Frank A. Caruso
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                                                Frank A. Caruso
                                                Chief Financial Officer